UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2015

NorthStar Real Estate Income Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-54671 (Commission File Number)	26-4141646 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 13, 2015, MS Loan NT-I, LLC (“MS Loan I”), an indirect subsidiary of NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”), entered into a master repurchase and securities contract agreement (the “MS Credit Facility”) with Morgan Stanley Bank, N.A. (“Morgan Stanley”). The MS Credit Facility provides up to $200.0 million to finance first mortgage loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate, as described in more detail in the MS Credit Facility documentation.
Advances under the MS Credit Facility accrue interest at per annum rates ranging from the one-month London Interbank Offered Rate, plus a spread of 2.25% to 2.75%. The MS Credit Facility provides for advance rates of up to 80% of the value of the purchased asset, depending on the loan-to-value ratio of such asset and subject to adjustment. The initial maturity date of the MS Credit Facility is October 13, 2018, with annual one-year extensions at MS Loan I’s option, which may be approved or denied in Morgan Stanley's sole discretion as further set forth in the MS Credit Facility documentation. The MS Credit Facility will act as a revolving credit facility that can be paid down and subsequently re-drawn.
In connection with the MS Credit Facility, NorthStar Income and NorthStar Real Estate Income Trust Operating Partnership, LP (the “Operating Partnership,” and together with NorthStar Income, the “Guarantors”), entered into a limited guaranty with Morgan Stanley (the “Guaranty”), under which the Guarantors agreed to guaranty MS Loan I's payment and performance obligations under the MS Credit Facility. Subject to certain exceptions, the maximum liability under the Guaranty will not exceed 25% of the aggregate repurchase price of all purchased assets under the MS Credit Facility.
The MS Credit Facility and Guaranty contain representations, warranties, covenants, conditions precedent to funding, events of default, acceleration provisions, and indemnities that are customary for agreements of these types. In addition, the Guaranty contains financial covenants that require NorthStar Income to maintain: (i) minimum total equity of $300.0 million; (ii) minimum liquidity of $20.0 million; (iii) a ratio of total borrowings to total equity not greater than 250%; and (iv) a ratio of EBITDA to fixed charges not greater than 140%. In addition, Morgan Stanley may stop making advances under the MS Credit Facility if any condition precedent to funding is not satisfied.
The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the MS Credit Facility and the Guaranty, which are filed as exhibits to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On October 19, 2015, Charles W. Schoenherr notified NorthStar Income of his resignation from his position as a member of the board of directors (the “Board”) of NorthStar Income and as a member of its Audit Committee (the “Audit Committee”). Mr. Schoenherr’s resignation was a personal decision and not the result of any disagreement with NorthStar Income on any matters relating to NorthStar Income's operations, policies or practices.

Election of Director

On October 19, 2015, the Board elected James J. Thomas to serve as an independent director on the Board and a member of the Audit Committee in order to fill the vacancies created by the resignation of Mr. Schoenherr. Mr. Thomas will serve until NorthStar Income’s next annual meeting of stockholders and until his successor, if any, is elected and duly qualifies. The election of Mr. Thomas to the Board was not made pursuant to any arrangement or understanding between him and any other person.

Mr. Thomas, age 56, is a partner and a member of the executive committee of the law firm of Windels, Marx, Lane & Mittendorf, LLP (“Windels Marx”). Mr. Thomas has practiced at Windels Marx since January, 1985, focusing on commercial real estate matters such as acquisition, disposition, financing, joint venture and equity investments. His practice at Windels Marx includes representing clients, including financial institutions, investors, real estate operators and developers, private equity firms, and venture capital funds, in a variety of commercial real estate debt and equity transactions. Mr. Thomas holds a

Bachelor of Arts from the St. Louis University in St. Louis, Missouri and Juris Doctor from Fordham University School of Law in New York, New York.

As an independent director, Mr. Thomas will be eligible to participate in NorthStar Income’s Amended and Restated Independent Directors Compensation Plan (the “Plan”). Pursuant to the Plan, Mr. Thomas is entitled to receive, among other benefits, the following: (i) annual cash compensation of $90,000 for his service on the Board, (ii) an initial grant of $75,000 in shares of the NorthStar Income’s restricted common stock upon his appointment to the Board and (iii) a grant of $50,000 in shares of NorthStar Income’s restricted common stock in the event of his subsequent re-election to the Board. All compensation awarded pursuant to the Plan is subject to the terms, conditions and restrictions stated therein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Master Repurchase and Securities Contract Agreement, dated October 13, 2015, by and between MS Loan NT-I, LLC and Morgan Stanley Bank, N.A.
10.2
Guaranty Agreement, made as of October 13, 2015, by NorthStar Real Estate Income Trust, Inc. and NorthStar Real Estate Income Trust Operating Partnership, LP, for the benefit of Morgan Stanley Bank, N.A.

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “intends” or other similar words or expressions. These statements are based on NorthStar Income’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Income can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income’s expectations include, but are not limited to, the ability to comply with the representations, warranties, covenants and conditions precedent to funding contained in the MS Credit Facility and Guaranty; the ability to maintain the minimum total equity, minimum liquidity and the ratios of total borrowings to total equity and EBITDA to fixed charges required under the MS Credit Facility; the availability of investment opportunities; the ability to use the MS Credit Facility to finance first mortgage loans, senior participations and other investments; the ability of NorthStar Income to extend the term of the MS Credit Facility; future property values; the impact of any losses from NorthStar Income’s investments on cash flow and returns; changes in economic conditions generally and the real estate and debt markets specifically; the availability of capital; the ability to achieve targeted returns; changes to generally accepted accounting principles; policies and rules applicable to REITs and the factors specified in in Part I, Item 1A of NorthStar Income’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as well as in NorthStar Income’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income on the date of this report and NorthStar Income is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income Trust, Inc.

Date: October 19, 2015	By:	/s/ Jenny B. Neslin
Jenny B. Neslin
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Master Repurchase and Securities Contract Agreement, dated October 13, 2015, by and between MS Loan NT-I, LLC and Morgan Stanley Bank, N.A.
10.2
Guaranty Agreement, made as of October 13, 2015, by NorthStar Real Estate Income Trust, Inc. and NorthStar Real Estate Income Trust Operating Partnership, LP, for the benefit of Morgan Stanley Bank, N.A.

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